UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2009

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to the Amended and Restated Employment Agreement with Larry A. Frakes
On August 14, 2009, United America Indemnity, Ltd. (the "Registrant") and Larry A. Frakes, President and Chief Executive Officer of the Registrant, entered into an amendment (the "Amendment") to Mr. Frakes' amended and restated employment agreement (the "Employment Agreement"), into which Mr. Frakes entered with the Registrant on February 5, 2008. The Employment Agreement was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated February 8, 2008. The principal terms of the Amendment are as follows:

1. Under the Employment Agreement, the Registrant granted Mr. Frakes options to purchase (a) 249,419 time vesting options with an exercise price of $20.05 per share and (b) 249,419 performance vesting options with an exercise price of $20.05 per share. The Amendment modifies the exercise price so that Mr. Frakes now has options to purchase (a) 249,419 time vesting options with an exercise price of $11.90 per share and (b) 249,419 performance vesting options with an exercise price of $11.90.

2. Under the Employment Agreement, 25% of the time vesting options vested on each of December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011. The Amendment modifies the vesting schedule as follows: 25% on each of December 31, 2008, December 31, 2010, December 31, 2011 and December 31, 2012. The other terms related to the time vesting options remain unchanged.

3. Under the Employment Agreement, 25% of the performance vesting options provisionally vested on each of December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011. The Amendment modifies the vesting schedule as follows: 25% on each of December 31, 2008, December 31, 2010, December 31, 2011 and December 31, 2012. The other terms related to the performance vesting options, including the determination as to how the provisionally vested options will be evaluated to determine if they conclusively vest, remain unchanged.

The foregoing description of the principal terms of the Amendment is a summary and does not purport to be complete and is qualified in its entirety to the full text of the Amendment. A copy of the Amendment is attached to this report as Exhibit 10.1 and is incorporated herein in its entirety by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:
Exhibit 10.1 First Amendment to the Amended and Restate Employment Agreement for Larry A. Frakes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

August 17, 2009	By:	/s/ J. Nicole Pryor

Name: J. Nicole Pryor
Title: Senior Corporate Counsel

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Amended and Restated Employment Agreement for Larry A. Frakes